Quarterly Holdings Report
for
Fidelity Freedom® Blend 2025 Fund
June 30, 2023
FBF-Y25-NPRT1-0823
1.9892469.104
U.S. Treasury Obligations - 0.1%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.19% to 5.19% 7/27/23 (b) (Cost $2,261,557)	2,270,000	2,262,409

Domestic Equity Funds - 28.2%
	Shares	Value ($)
Fidelity Series Blue Chip Growth Fund (c)	6,746,441	94,180,313
Fidelity Series Commodity Strategy Fund (c)	112,319	10,872,438
Fidelity Series Large Cap Growth Index Fund (c)	3,415,886	59,504,733
Fidelity Series Large Cap Stock Fund (c)	3,464,227	65,473,888
Fidelity Series Large Cap Value Index Fund (c)	8,408,083	121,664,968
Fidelity Series Small Cap Core Fund (c)	28,371	291,368
Fidelity Series Small Cap Opportunities Fund (c)	2,303,232	29,665,623
Fidelity Series Value Discovery Fund (c)	3,029,190	44,892,590
TOTAL DOMESTIC EQUITY FUNDS (Cost $369,109,737)		426,545,921

International Equity Funds - 27.4%
	Shares	Value ($)
Fidelity Series Canada Fund (c)	1,930,696	27,531,731
Fidelity Series Emerging Markets Fund (c)	2,701,121	22,446,316
Fidelity Series Emerging Markets Opportunities Fund (c)	7,375,212	125,009,851
Fidelity Series International Growth Fund (c)	3,904,401	64,149,303
Fidelity Series International Index Fund (c)	2,321,391	26,626,355
Fidelity Series International Small Cap Fund (c)	1,216,494	19,743,690
Fidelity Series International Value Fund (c)	5,796,972	64,114,509
Fidelity Series Overseas Fund (c)	5,117,537	64,173,909
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $399,506,946)		413,795,664

Bond Funds - 43.0%
	Shares	Value ($)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (c)	15,935,317	125,889,002
Fidelity Series Corporate Bond Fund (c)	8,231,363	74,493,836
Fidelity Series Emerging Markets Debt Fund (c)	1,036,097	7,667,120
Fidelity Series Emerging Markets Debt Local Currency Fund (c)	275,160	2,586,504
Fidelity Series Floating Rate High Income Fund (c)	163,268	1,462,880
Fidelity Series Government Bond Index Fund (c)	11,861,790	108,772,618
Fidelity Series High Income Fund (c)	941,925	7,714,367
Fidelity Series International Developed Markets Bond Index Fund (c)	6,797,631	58,323,677
Fidelity Series Investment Grade Bond Fund (c)	11,156,128	111,003,478
Fidelity Series Investment Grade Securitized Fund (c)	8,480,405	75,475,606
Fidelity Series Long-Term Treasury Bond Index Fund (c)	12,203,542	73,465,323
Fidelity Series Real Estate Income Fund (c)	221,776	2,124,618
TOTAL BOND FUNDS (Cost $746,373,519)		648,979,029

Short-Term Funds - 1.3%
	Shares	Value ($)
Fidelity Cash Central Fund 5.14% (d)	1,892,402	1,892,781
Fidelity Series Government Money Market Fund 5.17% (c)(e)	4,977,598	4,977,598
Fidelity Series Short-Term Credit Fund (c)	20,056	192,742
Fidelity Series Treasury Bill Index Fund (c)	1,221,427	12,140,987
TOTAL SHORT-TERM FUNDS (Cost $19,213,584)		19,204,108

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $1,536,465,343)	1,510,787,131
NET OTHER ASSETS (LIABILITIES) - 0.0%	(260,059)
NET ASSETS - 100.0%	1,510,527,072

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Treasury Contracts
Chicago Board of Trade	301	Sep 2023	33,791,953	(572,365)	(572,365)
Chicago Board of Trade	343	Sep 2023	36,733,156	(555,303)	(555,303)

TOTAL PURCHASED					(1,127,668)

Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	50	Sep 2023	11,220,625	(264,995)	(264,995)
ICE MSCI EAFE Index Contracts (United States)	73	Sep 2023	7,867,575	(58,387)	(58,387)
ICE MSCI Emerging Markets Index Contracts (United States)	275	Sep 2023	13,721,125	131,712	131,712

TOTAL SOLD					(191,670)

TOTAL FUTURES CONTRACTS					(1,319,338)
The notional amount of futures purchased as a percentage of Net Assets is 4.6%
The notional amount of futures sold as a percentage of Net Assets is 2.1%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,151,780.
(c)	Affiliated Fund
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(e)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.14%	2,060,328	10,672,967	10,840,514	30,188	-	-	1,892,781	0.0%
Total	2,060,328	10,672,967	10,840,514	30,188	-	-	1,892,781

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	121,256,615	9,669,458	2,469,952	18,112	(16,844)	(2,550,275)	125,889,002
Fidelity Series Blue Chip Growth Fund	92,576,641	1,623,643	14,599,456	-	(514,804)	15,094,289	94,180,313
Fidelity Series Canada Fund	27,012,122	1,077,376	1,617,017	-	33,500	1,025,750	27,531,731
Fidelity Series Commodity Strategy Fund	10,168,216	1,177,876	224,888	-	(6,568)	(242,198)	10,872,438
Fidelity Series Corporate Bond Fund	71,536,047	5,192,085	1,448,464	726,826	(3,223)	(782,609)	74,493,836
Fidelity Series Emerging Markets Debt Fund	7,494,700	273,087	153,888	113,531	147	53,074	7,667,120
Fidelity Series Emerging Markets Debt Local Currency Fund	2,541,531	46,500	76,901	-	1,935	73,439	2,586,504
Fidelity Series Emerging Markets Fund	18,800,585	3,180,694	-	-	-	465,037	22,446,316
Fidelity Series Emerging Markets Opportunities Fund	124,449,774	-	3,007,910	-	(616,793)	4,184,780	125,009,851
Fidelity Series Floating Rate High Income Fund	1,419,697	59,377	30,938	32,023	73	14,671	1,462,880
Fidelity Series Government Bond Index Fund	105,877,573	7,214,499	2,133,130	707,683	(7,542)	(2,178,782)	108,772,618
Fidelity Series Government Money Market Fund 5.17%	4,180,278	1,686,285	888,965	49,479	-	-	4,977,598
Fidelity Series High Income Fund	7,608,311	262,741	167,066	115,033	280	10,101	7,714,367
Fidelity Series International Developed Markets Bond Index Fund	57,580,813	2,633,375	1,163,273	808,627	(1,213)	(726,025)	58,323,677
Fidelity Series International Growth Fund	62,700,338	1,248,987	2,331,941	-	14,871	2,517,048	64,149,303
Fidelity Series International Index Fund	25,999,698	931,112	1,145,605	-	20,562	820,588	26,626,355
Fidelity Series International Small Cap Fund	19,518,607	363,529	409,509	-	7,424	263,639	19,743,690
Fidelity Series International Value Fund	62,479,185	2,172,623	3,189,466	-	87,755	2,564,412	64,114,509
Fidelity Series Investment Grade Bond Fund	107,789,584	6,891,475	2,166,368	1,066,168	(5,116)	(1,506,097)	111,003,478
Fidelity Series Investment Grade Securitized Fund	74,303,878	3,778,215	1,538,100	695,274	(4,053)	(1,064,334)	75,475,606
Fidelity Series Large Cap Growth Index Fund	58,642,125	1,171,937	7,342,548	143,848	589,893	6,443,326	59,504,733
Fidelity Series Large Cap Stock Fund	64,150,858	1,137,995	4,290,986	-	123,205	4,352,816	65,473,888
Fidelity Series Large Cap Value Index Fund	119,762,256	4,165,263	7,307,682	-	163,467	4,881,664	121,664,968
Fidelity Series Long-Term Treasury Bond Index Fund	72,906,070	4,275,699	1,495,187	540,737	1,961	(2,223,220)	73,465,323
Fidelity Series Overseas Fund	62,639,383	1,281,883	2,567,456	-	(43,747)	2,863,846	64,173,909
Fidelity Series Real Estate Income Fund	2,601,352	87,091	583,174	39,261	(75,085)	94,434	2,124,618
Fidelity Series Short-Term Credit Fund	189,788	3,760	-	1,298	-	(806)	192,742
Fidelity Series Small Cap Core Fund	192,337	88,638	-	170	-	10,393	291,368
Fidelity Series Small Cap Opportunities Fund	29,286,369	1,115,138	2,294,795	-	124,720	1,434,191	29,665,623
Fidelity Series Treasury Bill Index Fund	10,634,419	3,130,888	1,615,329	134,084	(2,326)	(6,665)	12,140,987
Fidelity Series Value Discovery Fund	43,830,370	1,665,720	1,922,553	-	(5,364)	1,324,417	44,892,590
	1,470,129,520	67,606,949	68,182,547	5,192,154	(132,885)	37,210,904	1,506,631,941

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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